Supplemental Operating and Financial Data

                      For the Quarter Ended March 31, 2004






This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.



Certain statements in this release regarding anticipated operating results and time are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the statements and projections are based upon reasonable assumptions, actual results may differ from those projected. Key factors that could cause actual results to differ materially include economic downturns, successful and timely completion of acquisitions, renovations and development programs, leasing activities and other risks associated with the commercial real estate business, and as detailed in the Company's filings from time to time with the Securities and Exchange Commission.

                            Prime Group Realty Trust
                               First Quarter 2004

                                     Index
--------------------------------------------------------------------------------


                                                                            Page
                                                                           -----
Investor Information......................................................    1
Capital Structure.........................................................    2
Financial Highlights......................................................    3
Debt Schedule.............................................................    6
Scheduled Principal Payments and Debt Maturities..........................    8
Property Summary..........................................................    9
Annualized Base Rent by Property Type.....................................   12
Tenant Improvements, Leasing Commissions, and Capital Expenditures........   13
Same-Store Operating Income and Net Operating Income Comparison...........   14
Leasing Activity..........................................................   17
Tenant Retention..........................................................   18
Office Lease Expiration Schedule..........................................   19
Industrial Lease Expiration Schedule......................................   20
Joint Venture Office Lease Expiration Schedule............................   21
Largest Tenants...........................................................   22
Portfolio by North American Industry Classification System (NAICS) Code...   23
Board of Trustees and Officers............................................   24

                           Prime Group Realty Trust
                              First Quarter 2004

                             Investor Information
-------------------------------------------------------------------------------


Corporate Headquarters:             Stock Exchange Listing and Trading Symbols:
----------------------------------  -------------------------------------------
77 West Wacker Drive, Suite 3900    New York Stock Exchange
Chicago, Illinois 60601             Common Shares Trading Symbol: PGE
Telephone: (312) 917-1300           Preferred Shares Trading Symbol: PGEPRB
Facsimile:  (312) 917-1310
Website: www.pgrt.com


Investor Relations:                 Transfer Agent Services:
----------------------------------  -------------------------------------------
Telephone: (312) 917-8788           LaSalle National Bank
Facsimile:  (312) 917-1597          Telephone: (800) 246-5761
E-mail: investorrelations@pgrt.com


Independent Public Accountants:     Research Coverage:
----------------------------------  -------------------------------------------
Ernst & Young, LLP                  Company: Legg Mason Wood Walker, Inc.
Chicago, Illinois                   Analysts: David M. Fick (410) 454-5018
                                              Kenneth S. Weinberg (410) 454-5175

                           Prime Group Realty Trust
                              First Quarter 2004

                    Capital Structure as of March 31, 2004
-------------------------------------------------------------------------------


Debt:
--------------------------------------
Mortgages and Notes Payable                                       $553,506,000
Bonds Payable                                                       24,900,000
                                                               ----------------
  Total Debt                                                      $578,406,000
                                                               ----------------


                                         Shares      Closing
Equity:                                Outstanding    Price
---------------------------------------------------------------
Common Shares                           23,671,996       $6.44    $152,447,654
Operating Partnership Units              3,076,586        6.44      19,813,214
Series B Preferred Shares and
 Accrued Distributions                                             113,500,000
                                                               ----------------
  Total Equity                                                    $285,760,868
                                                               ----------------


Total Market Capitalization                                       $864,166,868
                                                               ================

                                               Prime Group Realty Trust
                                                  First Quarter 2004

                                                  Financial Highlights
------------------------------------------------------------------------------------------------------------------------

                                                                           Three Months Ended
                                                ------------------------------------------------------------------------
Consolidated Statements of Operations:          Mar 31, 2004  Dec 31, 2003  Sep 30, 2003   Jun 30, 2003   Mar 31, 2003
-------------------------------------           ------------- ------------- -------------- -------------- --------------

Rental Revenue and Tenant Reimbursements        $ 32,999,000 $  31,220,000 $   42,925,000 $   41,656,000 $   41,600,000
Lease Termination Fees                               436,000       531,000        366,000      1,514,000     29,712,000
Other Revenue                                      2,258,000     1,555,000      2,559,000      1,873,000      1,854,000
                                                 ------------ ------------- -------------- -------------- --------------
Total Revenue                                     35,693,000    33,306,000     45,850,000     45,043,000     73,166,000
Provision for Asset Impairment                             -   (44,453,000)      (900,000)             -              -
Other Expenses                                   (29,829,000)  (25,043,000)   (35,057,000)   (35,077,000)   (34,330,000)
                                                 ------------ ------------- -------------- -------------- --------------
Operating Income                                   5,864,000   (36,190,000)     9,893,000      9,966,000     38,836,000
Other Income                                      (2,633,000)   (3,684,000)       366,000      1,723,000        642,000
Interest Expense                                  (8,526,000)   (9,695,000)   (13,928,000)   (14,464,000)   (15,299,000)
Amortization of Deferred Financing Costs            (564,000)   (3,562,000)    (1,027,000)    (1,328,000)    (1,622,000)
                                                 ------------ ------------- -------------- -------------- --------------
Income/(Loss) from Continuing Operations before
 Minority Interests                               (5,859,000)  (53,131,000)    (4,696,000)    (4,103,000)    22,557,000
Minority Interests                                   877,000     6,370,000        804,000      2,238,000     (8,358,000)
                                                 ------------ ------------- -------------- -------------- --------------
Income/(Loss) from Continuing Operations          (4,982,000)  (46,761,000)    (3,892,000)    (1,865,000)    14,199,000
Discontinued Operations Net of Minority
 Interests                                                 -        76,000         16,000      1,984,000        672,000
Gain/(Loss) on Sales of Real Estate                  (18,000)     (646,000)             -              -              -
                                                 ------------ ------------- -------------- -------------- --------------
Net Income/(Loss)                                 (5,000,000)  (47,331,000)    (3,876,000)       119,000     14,871,000
Net Income Allocated to Preferred Shareholders    (2,250,000)   (2,250,000)    (2,250,000)    (2,250,000)    (2,250,000)
                                                 ------------ ------------- -------------- -------------- --------------
Net Income/(Loss) Available to Common
 Shareholders                                   $ (7,250,000)$ (49,581,000)$   (6,126,000)$   (2,131,000)$   12,621,000
                                                 ============ ============= ============== ============== ==============

Net Income/(Loss) per Weighted Average Share
  Available to Common Shareholders              $      (0.31)$       (2.10)$        (0.26)$        (0.12)$         0.80
                                                 ============ ============= ============== ============== ==============

                                               Prime Group Realty Trust
                                                  First Quarter 2004

                                                  Financial Highlights
------------------------------------------------------------------------------------------------------------------------
                                                                           Three Months Ended
                                                ------------------------------------------------------------------------
Funds from Operations:                          Mar 31, 2004  Dec 31, 2003  Sep 30, 2003   Jun 30, 2003   Mar 31, 2003
---------------------                           ------------- ------------- -------------- -------------- --------------

Net Income/(Loss) Available to Common
 Shareholders                                   $ (7,250,000)$ (49,581,000)$   (6,126,000)$   (2,131,000)$   12,621,000
Real Estate Depreciation and Amortization          7,187,000     7,407,000      9,365,000      9,615,000      9,121,000
Amortization of Costs for Leases Assumed              72,000       169,000        675,000        748,000        320,000
Joint Venture Adjustments                          4,388,000     4,726,000        873,000        871,000        854,000
Adjustment for Discontinued Operations                     -         4,000          2,000       (593,000)     1,029,000
Minority Interests                                  (877,000)   (6,370,000)      (804,000)    (2,238,000)     8,358,000
                                                 ------------ ------------- -------------- -------------- --------------
Funds from Operations Available to Common
 Share/Unit Holders                             $  3,520,000 $ (43,645,000)$    3,985,000 $    6,272,000 $   32,303,000
                                                 ============ ============= ============== ============== ==============

Funds from Operations per Weighted Average Share
  Available to Common Share/Unit Holders        $       0.13 $       (1.63)$         0.15 $         0.23 $         1.21
                                                 ============ ============= ============== ============== ==============



                                                                           Three Months Ended
                                                ------------------------------------------------------------------------
Consolidated Statements of Cash Flows:          Mar 31, 2004  Dec 31, 2003  Sep 30, 2003   Jun 30, 2003   Mar 31, 2003
-------------------------------------           ------------- ------------- -------------- -------------- --------------

Net Cash Provided by/(Used in) Operating
 Activities                                     $ (3,019,000)$ (10,700,000)$      883,000 $   18,425,000 $   20,678,000
Net Cash Provided by/(Used in) Investing
 Activities                                       (2,443,000)  320,243,000     (3,908,000)    61,115,000    (53,129,000)
Net Cash Provided by/(Used in) Financing
 Activities                                        5,586,000  (286,429,000)     3,833,000    (77,970,000)    23,767,000
                                                 ------------ ------------- -------------- -------------- --------------
Net Increase/(Decrease) in Cash and Cash
 Equivalents                                         124,000    23,114,000        808,000      1,570,000     (8,684,000)
Cash and Cash Equivalents at Beginning of the
 Period                                           32,608,000     9,494,000      8,686,000      7,116,000     15,800,000
                                                 ------------ ------------- -------------- -------------- --------------
Cash and Cash Equivalents at End of the Period  $ 32,732,000 $  32,608,000 $    9,494,000 $    8,686,000 $    7,116,000
                                                 ============ ============= ============== ============== ==============

                                               Prime Group Realty Trust
                                                  First Quarter 2004

                                                  Financial Highlights
------------------------------------------------------------------------------------------------------------------------
                                                                                  As of
                                                ------------------------------------------------------------------------
Consolidated Balance Sheets:                    Mar 31, 2004  Dec 31, 2003  Sep 30, 2003   Jun 30, 2003   Mar 31, 2003
---------------------------                     ------------- ------------- -------------- -------------- --------------

Total Assets                                    $934,135,000 $ 948,781,000 $1,331,485,000 $1,320,612,000 $1,424,621,000
                                                 ============ ============= ============== ============== ==============

Mortgages, Notes, Bonds and Construction
 Financing Payable                              $578,406,000 $ 572,820,000 $  614,447,000 $  853,671,000 $  931,149,000
Other Liabilities                                 77,944,000    90,820,000    379,214,000    125,506,000    125,142,000
Minority Interests                                20,924,000    21,803,000     28,245,000     29,047,000    107,475,000
Shareholders' Equity                             256,861,000   263,338,000    309,579,000    312,388,000    260,855,000
                                                 ------------ ------------- -------------- -------------- --------------
Total Liabilities and Shareholders' Equity      $934,135,000 $ 948,781,000 $1,331,485,000 $1,320,612,000 $1,424,621,000
                                                 ============ ============= ============== ============== ==============



                                                                           Three Months Ended
                                                ------------------------------------------------------------------------
Common Stock (PGE) Data:                        Mar 31, 2004  Dec 31, 2003  Sep 30, 2003   Jun 30, 2003   Mar 31, 2003
-----------------------                         ------------- ------------- -------------- -------------- --------------

High Closing Price                              $       6.71 $        6.55 $         7.00 $         6.95 $         5.44
Low Closing Price                               $       6.06 $        5.97 $         6.00 $         5.19 $         4.61
Average Closing Price                           $       6.29 $        6.25 $         6.31 $         6.23 $         5.03
End of Period Closing Price                     $       6.44 $        6.27 $         6.65 $         5.80 $         5.23
Outstanding Common Shares (end of period)         23,671,996    23,670,522     23,670,522     23,670,522     15,725,629
Outstanding Operating Partnership Units (end of
 period)                                           3,076,586     3,076,586      3,076,586      3,076,586     11,021,479



                                                                           Three Months Ended
                                                ------------------------------------------------------------------------
Series B Preferred (PGEPRB) Data:               Mar 31, 2004  Dec 31, 2003  Sep 30, 2003   Jun 30, 2003   Mar 31, 2003
--------------------------------                ------------- ------------- -------------- -------------- --------------

High Closing Price                              $      26.00 $       25.79 $        24.35 $        21.25 $        17.30
Low Closing Price                               $      25.20 $       23.85 $        22.05 $        17.36 $        15.40
Average Closing Price                           $      25.58 $       24.40 $        22.99 $        19.73 $        16.51
End of Period Closing Price                     $      25.44 $       25.79 $        24.35 $        21.25 $        17.30
Outstanding Series B Preferred Shares (end of
 period)                                           4,000,000     4,000,000      4,000,000      4,000,000      4,000,000


                                                Prime Group Realty Trust
                                                   First Quarter 2004

                                           Debt Schedule as of March 31, 2004
------------------------------------------------------------------------------------------------------------------------


                                                                                             Maximum
                                                                                             Interest
                                                                                               Rate            Maturity
                                                                          Principal  Interest  with   Maturity Date with
             Collateral                       Lender          Debt Type    Balance     Rate   Hedge     Date   Extensions
-------------------------------------------------------------------------------------------------------------------------

Fixed Rate Debt:
------------------------------------
Continental Towers(1)                CIGNA                    Senior    $ 67,245,915    7.22%         01/05/13
Various                              CIBC Oppenheimer/GMAC    Senior      15,501,928    7.17%         05/01/08
Various                              CIBC Oppenheimer/Midland Senior      14,605,292    7.17%         05/01/08
Various                              CIBC Oppenheimer/Key     Senior      14,020,367    7.17%         05/01/08
Narco River Business Center          CIBC Oppenheimer         Senior       2,655,885    8.68%         12/01/09
Brush Hill Office Court              Deutsche Banc Mortgage
                                      Capital                 Senior       7,966,970    8.76%         01/01/10
7100 Madison Avenue                  Greenwich Capital        Senior       3,799,830    8.44%         05/01/10
Jorie Plaza                          LaSalle Bank, N.A.       Senior      22,257,366    8.33%         12/01/10
208 South LaSalle Street             Capital Company of
                                      America                 Senior      43,032,438    7.79%         04/11/13
Enterprise Office Center II          Deutsche Banc Mortgage
                                      Capital                 Senior       5,847,668    7.63%         03/01/11
555 Kirk Road/1543 Abbott Drive      LaSalle Bank, N.A.       Senior       2,340,392    7.35%         04/30/05
180 North LaSalle Street             Greenwich Capital        Senior      66,915,588    5.43%         02/01/11
                                                                         ------------
  Total Fixed Rate Debt                                                 $266,189,639
                                                                         ------------

Variable Rate Debt:
------------------------------------
33 West Monroe Street                DGZ Deka Bank            Senior    $ 59,250,000    2.62%   8.00% 11/15/05  11/15/07
33 West Monroe Street                Fleet National Bank      Mezzanine   11,600,000    8.09%  11.50% 11/15/04
IBM Plaza                            Lehman Brothers Bank FSB Senior     130,211,771    3.70%   8.03% 03/09/06  03/09/08
IBM Plaza                            Lehman Brothers Bank FSB Mezzanine   64,788,229    7.70%  12.30% 03/09/06  03/09/08
Jorie Plaza/208 South LaSalle Street Fleet National Bank      Mezzanine   11,900,000    8.10%  14.50% 11/15/04
1455 Sequoia Drive                   LaSalle Bank, N.A.       Senior       5,557,500    3.61%         05/31/04

                                                Prime Group Realty Trust
                                                   First Quarter 2004

                                           Debt Schedule as of March 31, 2004
------------------------------------------------------------------------------------------------------------------------


                                                                                             Maximum
                                                                                             Interest
                                                                                               Rate            Maturity
                                                                          Principal  Interest  with  Maturity Date with
             Collateral                       Lender          Debt Type    Balance     Rate   Hedge    Date   Extensions
------------------------------------------------------------------------------------------------------------------------

Variable Rate Debt (continued):
------------------------------------
200 South Mitchell Court             Corus Bank               Senior    $  4,008,866    5.00%        09/01/05
Enterprise I - Enterprise VI         Indiana Industrial Bonds Senior      24,900,000    3.38%        01/02/07
                                                                         ------------
  Total Variable Rate Debt                                              $312,216,366
                                                                         ------------

Total Debt                                                              $578,406,005
                                                                         ============

Non-Consolidated Debt:
------------------------------------
77 West Wacker Drive                 Merrill Lynch            Senior    $166,000,000    5.70%        11/01/13
Bank One Center                      Helaba Bank              Senior     248,247,241    5.47%        10/01/10
Thistle Landing                      Wells Fargo              Senior      23,820,449    6.50%        03/01/06
                                                                         ------------
Total Non-Consolidated Debt                                             $438,067,690
                                                                         ============

(1) The maturity date for the Continental Towers senior loan is contingent upon execution of the Reset Amendment on or before April 30, 2005 as described in the Promissory Note and Subordination and Intercreditor Agreement.

                        Prime Group Realty Trust
                           First Quarter 2004

            Scheduled Principal Payments and Debt Maturities
------------------------------------------------------------------------


Debt Retired on Initial Maturity Dates:
============================================

             Scheduled
             Principal           Debt                          Percent
 Year(2)      Payments        Maturities        Total(1)       of Debt
------------------------------------------------------------------------
     2004    $  4,983,296     $  28,357,500     $ 33,340,796        5.8%
     2005       5,612,044        63,206,616       68,818,660       11.9%
     2006       4,753,033       195,000,000      199,753,033       34.5%
     2007       5,102,155        24,900,000       30,002,155        5.2%
     2008       4,897,461        41,259,020       46,156,481        8.0%
Thereafter     18,352,119       181,982,761      200,334,880       34.6%
          --------------------------------------------------------------
Total        $ 43,700,108     $ 534,705,897     $578,406,005      100.0%
          ==============================================================


Extension Options Exercised:
============================================

             Scheduled
             Principal           Debt                          Percent
 Year(2)      Payments        Maturities        Total(1)       of Debt
------------------------------------------------------------------------
     2004    $  4,983,296     $  28,357,500     $ 33,340,796        5.8%
     2005       5,987,044         6,206,616       12,193,660        2.1%
     2006       6,253,033                 -        6,253,033        1.1%
     2007       6,227,155        78,900,000       85,127,155       14.7%
     2008       4,897,461       236,259,020      241,156,481       41.7%
Thereafter     18,352,119       181,982,761      200,334,880       34.6%
          --------------------------------------------------------------
Total        $ 46,700,108     $ 531,705,897     $578,406,005      100.0%
          ==============================================================


(1)  Total for debt in place as of March 31, 2004.
(2)  2004 includes the period April 1, 2004 through December 31, 2004.

                                                Prime Group Realty Trust
                                                   First Quarter 2004

                                         Property Summary as of March 31, 2004
------------------------------------------------------------------------------------------------------------------------


                                                                            Net     Square       Percent Occupied
                                                           Year Built/   Rentable    Feet    ---------------------------
              Property                  City/State         Renovated    Square Feet Occupied 03/31/04 12/31/03 03/31/03
------------------------------------------------------------------------------------------------------------------------

CBD Office Properties:
------------------------------------
180 North LaSalle Street            Chicago, IL               1972/1999    766,397   600,670     78.4%    78.9%    90.2%
208 South LaSalle Street            Chicago, IL               1914/1956    865,145   762,325     88.1%    87.8%    91.1%
33 West Monroe Street               Chicago, IL                    1980    852,075   296,997     34.9%    21.2%    23.9%
IBM Plaza                           Chicago, IL                    1971  1,368,351 1,218,358     89.0%    89.2%    91.3%
                                                                        ------------------------------------------------
  Total CBD Office Properties                                            3,851,968 2,878,350     74.7%    71.8%    76.1%
                                                                        ------------------------------------------------

Suburban Office Properties:
------------------------------------
7100 Madison Avenue                 Willowbrook, IL                1998     50,157    50,157    100.0%   100.0%   100.0%
Atrium Building                     Naperville, IL                 1979     65,329    57,305     87.7%    89.1%    87.4%
Brush Hill Office Court             Westmont, IL                   1986    109,975   108,845     99.0%    99.0%    97.9%
Continental Towers                  Rolling Meadows, IL  1977/1979/1981    925,887   666,040     71.9%    72.9%    77.7%
Enterprise Office Center II         Westchester, IL           1998/1999     62,619    54,270     86.7%    86.7%    86.7%
Jorie Plaza                         Oak Brook, IL             1961/1992    191,666   191,666    100.0%   100.0%   100.0%
Narco River Business Center         Calumet City, IL               1981     64,929    53,330     82.1%    81.1%    81.1%
Narco Tower Road                    Schaumburg, IL                 1992     50,400    50,400    100.0%   100.0%   100.0%
Olympian Office Center              Lisle, IL                      1989    165,573   154,142     93.1%    91.9%    93.1%
                                                                        ------------------------------------------------
  Total Suburban Office Properties                                       1,686,535 1,386,155     82.2%    82.6%    85.0%
                                                                        ------------------------------------------------

Total Office Properties                                                  5,538,503 4,264,505     77.0%    75.1%    78.8%
                                                                        ------------------------------------------------

Industrial Properties:
------------------------------------
1051 Kirk Road                      Batavia, IL                    1990    120,004   120,004    100.0%   100.0%   100.0%
11039 Gage                          Franklin Park, IL         1965/1993     21,935    21,935    100.0%   100.0%   100.0%

                                                Prime Group Realty Trust
                                                   First Quarter 2004

                                         Property Summary as of March 31, 2004
------------------------------------------------------------------------------------------------------------------------


                                                                             Net     Square       Percent Occupied
                                                            Year Built/   Rentable    Feet    ---------------------------
              Property                  City/State          Renovated    Square Feet Occupied 03/31/04 12/31/03 03/31/03
-------------------------------------------------------------------------------------------------------------------------

Industrial Properties (continued):
------------------------------------
11045 Gage                          Franklin Park, IL          1970/1992    136,600   136,600    100.0%   100.0%   100.0%
1401 South Jefferson Street         Chicago, IL                1965/1985     17,265         -      0.0%     0.0%   100.0%
1455 Sequoia Drive                  Aurora, IL                      2000    257,600   161,000     62.5%    78.6%    62.5%
1543 Abbott Drive                   Wheeling, IL                    1983     43,930    43,930    100.0%   100.0%   100.0%
200 Fullerton                       Carol Stream, IL           1968/1995     66,254    66,254    100.0%   100.0%   100.0%
200 South Mitchell Court            Addison, IL                     1985    152,200   152,200    100.0%   100.0%   100.0%
342 Carol Lane                      Elmhurst, IL                    1989     67,935    67,935    100.0%   100.0%   100.0%
343 Carol Lane                      Elmhurst, IL                    1989     30,084    30,084    100.0%   100.0%     0.0%
350 Randy Road                      Carol Stream, IL                1974     25,200    22,050     87.5%    87.5%    87.5%
370 Carol Lane                      Elmhurst, IL               1977/1994     60,290    60,290    100.0%   100.0%   100.0%
388 Carol Lane                      Elmhurst, IL                    1979     40,502    40,502    100.0%   100.0%   100.0%
4160 Madison                        Hillside, IL               1974/1994     79,532    79,532    100.0%   100.0%   100.0%
4211 Madison                        Hillside, IL               1977/1992     90,344    90,344    100.0%   100.0%   100.0%
4300 Madison                        Hillside, IL                    1980    127,129   111,449     87.7%    87.7%    81.3%
550 Kehoe Boulevard                 Carol Stream, IL                1997     44,575    44,575    100.0%   100.0%   100.0%
555 Kirk Road                       St. Charles, IL                 1990     62,400    62,400    100.0%   100.0%   100.0%
Arlington Heights                   Arlington Heights, IL           1978    304,506   304,506    100.0%   100.0%   100.0%
Enterprise Center II                East Chicago, IN        1917/1991-97    169,435    28,978     17.1%    17.1%    17.1%
Enterprise Center III               East Chicago, IN        1917/1991-97    291,550   154,275     52.9%    52.9%    52.9%
Enterprise Center IV                East Chicago, IN        1917/1991-97     87,484    85,800     98.1%    98.1%    98.1%
Enterprise Center V                 Hammond, IN                1920-1952    196,475   196,475    100.0%   100.0%   100.0%
Enterprise Center VI                Hammond, IN                1920-1952    250,266   248,255     99.2%    99.2%    99.2%
Enterprise Center VII               Chicago, IL             1916/1991-96    462,670   462,670    100.0%   100.0%   100.0%
Enterprise Center VIII              Chicago, IL             1916/1991-96    242,199         -      0.0%     0.0%    33.8%

                                                Prime Group Realty Trust
                                                   First Quarter 2004

                                         Property Summary as of March 31, 2004
------------------------------------------------------------------------------------------------------------------------


                                                                            Net     Square       Percent Occupied
                                                           Year Built/   Rentable    Feet    ---------------------------
              Property                  City/State         Renovated    Square Feet Occupied 03/31/04 12/31/03 03/31/03
------------------------------------------------------------------------------------------------------------------------

Industrial Properties (continued):
------------------------------------
Enterprise Center IX                Chicago, IL            1916/1991-96    162,682   107,469     66.1%    66.1%    66.1%
Enterprise Center X                 Chicago, IL            1916/1991-96    172,775   142,413     82.4%    82.4%    98.2%
East Chicago Enterprise Center      East Chicago, IN       1917/1991-97     14,070         -      0.0%     0.0%   100.0%
Hammond Enterprise Center           Hammond, IN               1920-1952     76,821    64,774     84.3%    92.2%    92.2%
                                                                        ------------------------------------------------
  Total Industrial Properties                                            3,874,712 3,106,699     80.2%    81.4%    83.0%
                                                                        ------------------------------------------------

Total Wholly Owned Properties                                            9,413,215 7,371,204     78.3%    77.7%    80.5%
                                                                        ================================================


Joint Venture Properties:
------------------------------------
Bank One Center                     Chicago, IL                    2003  1,497,212 1,025,645     68.5%    67.7%    48.3%
77 West Wacker Drive                Chicago, IL                    1992    944,556   871,007     92.2%    91.0%    96.1%
Thistle Landing                     Phoenix, AZ                    2000    385,274   282,006     73.2%    57.2%    57.2%
                                                                        ------------------------------------------------
Total Joint Venture Properties                                           2,827,042 2,178,658     77.1%    74.1%    66.8%
                                                                        ================================================

Total Portfolio                                                         12,240,257 9,549,862     78.0%    76.8%    77.3%
                                                                        ================================================

                 Prime Group Realty Trust
                    First Quarter 2004

          Annualized Base Rent by Property Type
----------------------------------------------------------


             Property Type                Base Rent(1)
----------------------------------------------------------
CBD Office                              $      44,349,000
Suburban Office                                20,221,000
Warehouse/Distribution Industrial               6,829,000
Overhead Crane Industrial                       4,994,000
                                         -----------------
Total                                   $      76,393,000
                                         =================


Joint Venture Office                    $      55,661,000
                                         =================


(1) Excludes straight-line rent.

                            Prime Group Realty Trust
                               First Quarter 2004

       Tenant Improvements, Leasing Commissions, and Capital Expenditures
--------------------------------------------------------------------------------


                                         Three Months Ended March 31, 2004
                                 -----------------------------------------------
                                    Tenant      Leasing     Capital
                                 Improvements Commissions Expenditures   Total
                                 -----------------------------------------------

CBD Office Properties            $ 3,653,000 $   163,000 $   962,000 $ 4,778,000
Suburban Office Properties         1,327,000      74,000     114,000   1,515,000
Warehouse/Distribution
 Industrial Properties                     -       3,000      44,000      47,000
Overhead Crane Industrial
 Properties                                -           -           -           -
                                  ----------- ----------- ----------- ----------
Total                            $ 4,980,000 $   240,000 $ 1,120,000 $ 6,340,000
                                  =========== =========== =========== ==========


Joint Venture Office Properties  $   991,000 $ 2,294,000 $    34,000 $ 3,319,000
                                  =========== =========== =========== ==========

                                        Prime Group Realty Trust
                                           First Quarter 2004

               GAAP Reconciliation of Operating Income to Same-Store Net Operating Income
--------------------------------------------------------------------------------------------------------


                                                    Three Months Ended March 31, 2004
                                  ----------------------------------------------------------------------
                                                               Total Same    Corporate/
                                                                 Store       Operating
                                      Office      Industrial    Properties   Partnership      Total
                                  ----------------------------------------------------------------------

Operating Income                   $  7,823,000  $    909,000  $  8,732,000  $ (2,868,000) $  5,864,000
  Less: Properties not Held in
   Both Periods                         (29,000)            -       (29,000)            -       (29,000)
                                    ------------  ------------  ------------  ------------  ------------
Same-Store Operating Income           7,794,000       909,000     8,703,000    (2,868,000)    5,835,000

Less:
----------------------------------
  Lease Termination Fees               (338,000)      (98,000)     (436,000)            -      (436,000)
  Services Company Revenues                   -             -             -    (1,270,000)   (1,270,000)
  Real Estate Taxes                           -             -             -        25,000        25,000
  Depreciation and Amortization       5,628,000     1,523,000     7,151,000       368,000     7,519,000
  General and Administrative                  -             -             -     2,479,000     2,479,000
  Services Company Operations                 -             -             -     1,266,000     1,266,000
  Strategic Alternatives Costs                -             -             -             -             -
  Straight-Line Rent Adjustment        (944,000)      (84,000)   (1,028,000)            -    (1,028,000)
                                    ------------  ------------  ------------  ------------  ------------

Same-Store Net Operating Income(1) $ 12,140,000  $  2,250,000  $ 14,390,000  $          -  $ 14,390,000
                                    ============  ============  ============  ============  ============

                                        Prime Group Realty Trust
                                           First Quarter 2004

               GAAP Reconciliation of Operating Income to Same-Store Net Operating Income
--------------------------------------------------------------------------------------------------------

                                                    Three Months Ended March 31, 2003
                                  ----------------------------------------------------------------------
                                                               Total Same    Corporate/
                                                                 Store       Operating
                                      Office      Industrial    Properties   Partnership      Total
                                  ----------------------------------------------------------------------

Operating Income                   $ 40,863,000  $    816,000  $ 41,679,000  $ (2,842,000) $ 38,837,000
  Less: Properties not Held in
   Both Periods                      (2,868,000)      (14,000)   (2,882,000)            -    (2,882,000)
                                    ------------  ------------  ------------  ------------  ------------
Same-Store Operating Income          37,995,000       802,000    38,797,000    (2,842,000)   35,955,000

Less:
----------------------------------
  Lease Termination Fees            (29,712,000)            -   (29,712,000)            -   (29,712,000)
  Services Company Revenues                   -             -             -      (146,000)     (146,000)
  Real Estate Taxes                           -             -             -      (366,000)     (366,000)
  Depreciation and Amortization       6,338,000     1,367,000     7,705,000       421,000     8,126,000
  General and Administrative                  -             -             -     2,320,000     2,320,000
  Services Company Operations                 -             -             -       560,000       560,000
  Strategic Alternatives Costs                -             -             -        53,000        53,000
  Straight-Line Rent Adjustment        (492,000)      (72,000)     (564,000)            -      (564,000)
                                    ------------  ------------  ------------  ------------  ------------

Same-Store Net Operating Income(1) $ 14,129,000  $  2,097,000  $ 16,226,000  $          -  $ 16,226,000
                                    ============  ============  ============  ============  ============


Percentage Increase/(Decrease):
----------------------------------
Same-Store Operating Income(2)            -79.5%         13.3%        -77.6%
Same-Store Net Operating Income           -14.1%          7.3%        -11.3%

                                        Prime Group Realty Trust
                                           First Quarter 2004

               GAAP Reconciliation of Operating Income to Same-Store Net Operating Income
--------------------------------------------------------------------------------------------------------

(1) Same-store net operating income is a non-GAAP financial measure. In arriving at same-store net operating income, the Company excluded lease termination fee income, depreciation and amortization, and the effects of straight-line rent. The Company believes the exclusion of these items provides investors a meaningful comparison of income generated by the Company's properties.

(2) The decrease in same-store operating income for the office portfolio was principally due to $29.7 million in lease termination income related to Arthur Andersen, LLP recorded during February 2003. The increase in same-store operating income for the industrial portfolio was principally due to a decrease of $0.3 million in bad debt expense.

                                       Prime Group Realty Trust
                                          First Quarter 2004

                              Leasing Activity During First Quarter 2004
------------------------------------------------------------------------------------------------------


                                                                        Total
                                                                       Wholly      Joint
                                        CBD     Suburban                Owned     Venture     Total
                                      Office     Office   Industrial Properties  Office(1)  Portfolio
                                    ------------------------------------------------------------------

12/31/03 Square Feet Occupied        2,762,404  1,393,485  3,154,122  7,310,011  2,094,722  9,404,733
12/31/03 Percent Occupied                 71.8%      82.6%      81.4%      77.7%      74.1%      76.9%

------------------------------------------------------------------------------------------------------

Number of New Leases Commencing              3          2          -          5          3          8
Square Feet of New Leases Commencing   119,149     15,157          -    134,306     72,758    207,064

------------------------------------------------------------------------------------------------------

Number of Expansions Commencing              3          1          -          4          1          5
Square Feet of Expansions Commencing     5,310      1,884          -      7,194     65,756     72,950

------------------------------------------------------------------------------------------------------

Number of Move Outs                          3          5          2         10          3         13
Square Feet of Move Outs                 8,513     24,371     47,423     80,307     31,958    112,265

------------------------------------------------------------------------------------------------------

Number of Lease Terminations                 -          -          -          -          1          1
Square Feet of Lease Terminations            -          -          -          -     22,620     22,620

------------------------------------------------------------------------------------------------------

3/31/04 Square Feet Occupied         2,878,350  1,386,155  3,106,699  7,371,204  2,178,658  9,549,862
3/31/04 Net Rentable Square Feet     3,851,968  1,686,535  3,874,712  9,413,215  2,827,042 12,240,257
3/31/04 Percent Occupied                  74.7%      82.2%      80.2%      78.3%      77.1%      78.0%


(1) Joint Venture Office includes 77 West Wacker Drive, Bank One Center, and Thistle Landing.

                                    Prime Group Realty Trust
                                       First Quarter 2004

                           Tenant Retention During First Quarter 2004
------------------------------------------------------------------------------------------------


                                                                 Total
                                                                 Wholly      Joint
                                  CBD    Suburban                Owned      Venture     Total
                                 Office   Office   Industrial  Properties  Office(5)  Portfolio
                                ----------------------------------------------------------------

Number of Renewals(1)                 8         -           1           9          -          9
Number of Extensions(1)               3         3           -           6          -          6

------------------------------------------------------------------------------------------------

Square Feet up for Renewal(2)    29,720    52,467      70,607     152,794     31,958    184,752

Square Feet of Leases Renewed    17,351         -      23,184      40,535          -     40,535
Square Feet of Leases Extended    3,856    28,096           -      31,952          -     31,952
                                ----------------------------------------------------------------
Total Retained                   21,207    28,096      23,184      72,487          -     72,487
Percent Retained                   71.4%     53.5%       32.8%       47.4%       0.0%      39.2%

------------------------------------------------------------------------------------------------

Old Gross Rental Rate Including
 Straight-Line Rent(3)           $23.00    $25.10       $6.63      $18.58         $-     $18.58
New Gross Rental Rate Including
 Straight-Line Rent(3)           $22.83    $23.19       $6.63      $17.79         $-     $17.79
Percent Change in Gross Rental
 Rate                              -0.7%     -7.6%        0.0%       -4.3%       0.0%      -4.3%

------------------------------------------------------------------------------------------------

Old Gross Rental Rate Excluding
 Straight-Line Rent(4)           $23.78    $25.58       $6.63      $18.99         $-     $18.99
New Gross Rental Rate Excluding
 Straight-Line Rent(4)           $22.74    $25.65       $6.63      $18.72         $-     $18.72
Percent Change in Gross Rental
 Rate                              -4.4%      0.3%        0.0%       -1.5%       0.0%      -1.5%


(1) Renewals include leases with terms of 36 months and greater and extensions include leases with terms of 12-35 months.
(2) Square feet up for renewal excludes space occupied by tenants in bankruptcy and lease terminations
(3) Old and new gross rental rates including straight-line rent refer to the average gross rental rate over the respective terms.
(4) Old and new gross rental rates excluding straight-line rent refer to the gross rental rate in place at the expiration date of the old lease and the gross rental rate at the commencement date of the new lease, respectively.
(5) Joint Venture Office includes 77 West Wacker Drive, Bank One Center, and Thistle Landing.

                       Prime Group Realty Trust
                          First Quarter 2004

                   Office Lease Expiration Schedule
------------------------------------------------------------------------

                                                      Percent    Annual
                          Percent of                     of       Base
            Net Rentable Net Rentable                 Annual    Rent per
            Square Feet  Square Feet                    Base     Square
   Year      Subject to   Subject to    Annual Base   Rent of    Foot of
 of Lease    Expiring     Expiring        Rent of     Expiring  Expiring
Expiration    Leases(1)     Leases    Expiring Leases  Leases    Leases
------------------------------------------------------------------------

      2004       303,034         6.9%      $4,121,262    5.4%   $13.60
      2005       682,873        15.6%       9,553,393   12.5%    13.99
      2006       719,778        16.4%       9,601,839   12.5%    13.34
      2007       446,398        10.2%       8,669,049   11.3%    19.42
      2008       435,251         9.9%       6,742,038    8.8%    15.49
      2009       235,499         5.4%       4,813,600    6.3%    20.44
      2010       455,514        10.4%      12,427,813   16.2%    27.28
      2011       365,338         8.3%       6,729,526    8.8%    18.42
      2012       249,188         5.7%       4,445,514    5.8%    17.84
      2013       161,964         3.7%       2,751,768    3.6%    16.99
Thereafter       333,973         7.6%       6,839,767    8.9%    20.48
           -----------------------------------------------------------
Total          4,388,810       100.0%     $76,695,569  100.0%   $17.48
           ===========================================================


(1)  Excludes month-to-month leases and leases at joint venture properties.

                       Prime Group Realty Trust
                          First Quarter 2004

                 Industrial Lease Expiration Schedule
----------------------------------------------------------------------





                        Percent of                 Percent   Annual
                           Net                         of      Base
           Net Rentable   Rentable                  Annual   Rent per
            Square Feet Square Feet                   Base   Square
   Year     Subject to  Subject to   Annual Base    Rent of   Foot of
 of Lease    Expiring    Expiring      Rent of     Expiring Expiring
Expiration   Leases(1)     Leases  Expiring Leases   Leases   Leases
----------------------------------------------------------------------

      2004      295,967        9.6%     $1,039,205      8.0%    $3.51
      2005      437,826       14.2%      1,861,543     14.4%     4.25
      2006      482,843       15.6%      2,238,494     17.3%     4.64
      2007       18,005        0.6%         57,616      0.4%     3.20
      2008      261,138        8.5%      1,188,746      9.2%     4.55
      2009            -        0.0%              -      0.0%        -
      2010      354,269       11.5%      1,353,298     10.5%     3.82
      2011      196,766        6.4%      1,194,882      9.2%     6.07
      2012            -        0.0%              -      0.0%        -
      2013      345,390       11.2%      1,375,917     10.6%     3.98
Thereafter      696,249       22.5%      2,613,963     20.2%     3.75
           -----------------------------------------------------------
Total         3,088,453      100.0%    $12,923,664    100.0%    $4.18
           ===========================================================


(1)  Excludes month-to-month leases.

                       Prime Group Realty Trust
                          First Quarter 2004

               Joint Venture Office Lease Expiration
----------------------------------------------------------------------



                        Percent of                  Percent     Annual
                           Net                        of        Base
           Net Rentable   Rentable                  Annual    Rent per
            Square Feet Square Feet                  Base      Square
   Year     Subject to  Subject to   Annual Base    Rent of   Foot of
 of Lease    Expiring    Expiring      Rent of     Expiring   Expiring
Expiration   Leases(1)     Leases  Expiring Leases   Leases    Leases
----------------------------------------------------------------------


     2004        22,663        1.0%       $631,844     1.1%    $27.88
     2005        54,441        2.4%        684,519     1.2%     12.57
     2006        23,273        1.0%        586,817     1.0%     25.21
     2007       473,643       21.1%     13,508,298    23.5%     28.52
     2008        40,117        1.8%      1,061,575     1.8%     26.46
Thereafter    1,627,799       72.6%     40,928,049    71.3%     25.14
          ------------------------------------------------------------
Total         2,241,936      100.0%    $57,401,103   100.0%    $25.60
          ============================================================

(1)  Excludes month-to-month leases.

                                               Prime Group Realty Trust
                                                  First Quarter 2004

                                         Largest Tenants by Annual Gross Rent
-----------------------------------------------------------------------------------------------------------------------


                        Office(1)                                                   Industrial
----------------------------------------------------------  -----------------------------------------------------------
                                              Percent of                                                   Percent of
                                                 Total                                                        Total
                                  Annual        Office                                         Annual      Industrial
            Tenant             Gross Rent(2)  Gross Rent                Tenant              Gross Rent(2)  Gross Rent
----------------------------------------------------------  -----------------------------------------------------------

Jenner & Block                   $13,149,308         11.0%  Gerdau Ameristeel Perth Amboy      $1,948,768         10.7%
IBM Corporation                    9,290,476          7.8%  Dynamic Manufacturing Co.           1,369,528          7.5%
ST Holdings Inc(3)                 6,672,172          5.6%  A.M. Castle & Co.                   1,148,432          6.3%
Accenture                          5,373,208          4.5%  Semblex Corporation                 1,007,268          5.5%
ABN AMRO                           5,258,096          4.4%  Amurol Confections                    820,928          4.5%
Aon Consulting                     2,778,752          2.3%  BWD Automotives                       795,896          4.4%
Fifth Third Bank                   2,663,516          2.2%  AIM, LLC                              716,544          3.9%
Central Parking                    2,355,680          2.0%  Plunkett Furniture                    559,580          3.1%
CEDA                               1,321,124          1.1%  Berlin Packaging Corporation          575,404          3.2%
Draper & Kramer                    1,270,804          1.1%  A.M. International                    498,404          2.7%
                              ----------------------------                                 ----------------------------
Total                            $50,133,136         42.0%  Total                              $9,440,752         51.9%
                              ============================                                 ============================

(1)  Excludes joint venture properties.
(2)  Annual Gross Rent excludes straight-line rent.
(3)  Lease is guaranteed by Sears, Roebuck and Co.

                           Prime Group Realty Trust
                              First Quarter 2004

    Portfolio by North American Industry Classification System (NAICS) Code
-------------------------------------------------------------------------------


                                                   Percent of     Percent of
 NAICS                                             Total Base    Total Square
  Code               Classification                  Rent(1)        Feet(1)
-------------------------------------------------------------------------------

     54 Professional, Scientific, and Technical
         Services                                          35.0%          21.9%
     31 Manufacturing                                      22.9%          43.0%
     52 Finance and Insurance                              11.7%          11.5%
     53 Real Estate and Rental and Leasing                  7.0%           3.5%
     51 Information                                         6.9%           5.0%
     62 Healthcare and Social Assistance                    3.8%           3.0%
     44 Retail Trade                                        2.9%           2.0%
     55 Management of Companies and Enterprises             2.7%           1.5%
        Other                                               7.1%           8.7%
                                                 ------------------------------
                                                          100.0%         100.0%
                                                 ==============================


(1)  Excludes joint venture properties.

                            Prime Group Realty Trust
                               First Quarter 2004

                         Board of Trustees and Officers
--------------------------------------------------------------------------------


Board of Trustees                         Officers
----------------------------------------  --------------------------------------

Stephen J. Nardi                          Jeffrey A. Patterson
Chairman of the Board of Trustees, Prime  President and Chief Investment Officer
 Group Realty Trust

Douglas Crocker II                        Steven R. Baron
Principal, DC Partners LLC                Executive Vice President, CBD Office
                                           Leasing

Ray H. D'Ardenne                          Donald F. Faloon
Managing Partner, Westfield Capital       Executive Vice President, Development
 Partners

Jacque M. Ducharme                        Richard M. FitzPatrick
Vice Chairman Western Region and          Executive Vice President, Chief
 Director, Julien J. Studley, Inc.         Financial Officer

Daniel A. Lupiani                         James F. Hoffman
President, Lupiani & Associates, LLC      Executive Vice President, General
                                           Counsel and Secretary

Christopher J. Nassetta                   Faye I. Oomen
President and Chief Executive Officer,    Executive Vice President, Suburban/CBD
 Host Marriott Corporation                 Office Leasing

                                          John F. Bucheleres
                                          Senior Vice President, CBD Office
                                           Leasing

                                          Paul G. Del Vecchio
                                          Senior Vice President, Capital Markets

                                          Roy P. Rendino
                                          Senior Vice President, Finance and
                                           Chief Accounting Officer

                                          Christopher J. Sultz
                                          Senior Vice President, Industrial
                                           Division